Leases	12 Months Ended
Dec. 31, 2025
Disclosure Leases Abstract
Leases

17.	Leases

When entering into a contract, the Company assesses whether the contracts signed are (or contain) a lease. An agreement is (or contains) a lease if it transmits the right to control the use of an identified asset for a period of time in exchange for consideration.

Leases whose the Company is a lessee are capitalized at the lease's commencement at the lower of the fair value of the leased asset (right-of-use) and the present value of payments provided for in contract, and lease liability as a counterparty. Interest related to the leases is taken to income as financial costs over the term of the contract.

Leases in which the Company, as a lessor, transfers substantially all the risks and rewards of ownership to the other party (lessee) are classified as finance leases. These lease values are transferred from property, plant and equipment or intangible assets of the Company and are recognized as a lease receivable at the lower of the fair value of the leased item and/or the present value of the receipts provided for in the agreement. Interest related to the lease is taken to income as financial revenue over the contractual term.

Asset leases are financial assets or liabilities classified and/or measured at amortized cost.

Assets

	2025	2024
LT Amazonas(i)	170,080	174,014
Sublease “resale stores” – IFRS 16 (ii)	64,166	66,373
	234,246	240,387

Current portion	(34,098)	(33,717)
Non-current portion	200,148	206,670

The table below presents the schedule of cash receipts for the agreement currently in force, representing the estimated receipts (nominal values) in the signed agreements. These balances differ from those shown in the books since, in the case of the latter, the amounts are shown at present value.

	LT Amazonas	Sublease “resale stores” – IFRS 16	Total
Nominal values	259,880	80,078	339,958
2026	33,754	26,875	60,629
2027	34,032	21,399	55,431
2028	34,032	17,173	51,205
2029	34,032	11,049	45,081
2030	34,032	3,308	37,340
≥2031	89,998	274	90,272
Present value	170,080	64,166	234,246

(i) LT Amazonas

As a result of the contract signed with LT Amazonas in 2013, the Company signed network infrastructure sharing agreements with Telefónica Brasil S.A. In these agreements, the company and Telefónica Brasil S.A. share investments made in the Northern Region of Brazil. The company has monthly amounts receivable from Telefónica Brasil S.A. for a period of 20 years, adjusted annually by the IPC-A. The discount rate used to calculate the present value of the installments due is 12.56% per annum, considering the date of signing the agreement.

(ii) Subleases - Stores - IFRS 16

The Company, due to sublease agreements for third parties in some of its stores, recognized the present value of short- and long-term receivables, which are equal in value and term to the cash outflows of the lease liability cash flows of the contracts called “resale stores”. The impact on lease liabilities is reflected in the group “Leases - Shops & Kiosks and Real Estate”.

The amount of the Company’s sublease revenue for the year ended December 31, 2025 is R$ 69,508 (R$ 62,109 on December 31, 2024).

Liabilities

	2025	2024

LT Amazonas(i)	322,409	324,152
Sale of towers (leaseback)(ii)	1,630,795	1,606,644
Other (iii)	108,588	124,451
Subtotal	2,061,792	2,055,247

Other leases: (iv)
Leases – Network Infrastructure	6,086,081	5,491,602
Leases - Shops & kiosks & real estate	1,533,853	1,332,983
Leases - Land (Network)	2,470,403	2,417,834
Leases – Fiber	1,612,739	1,278,180
Subtotal leases IFRS 16	11,703,076	10,520,599
Total	13,764,868	12,575,846

Current portion	(1,702,899)	(1,629,698)
Non-current portion	12,061,969	10,946,148

The amount of interest paid in the year ended December 31, 2025, related to IFRS 16 is R$ 1,360,929 (R$ 1,175,350 on December 31, 2024).

In the year ended December 31, 2025, the amount of R$ 37 million (R$ 287 million in 2024) was paid, referring to fines applied related to the decommissioning process of sites.

Changes to the lease liabilities are shown in note 36. The table below presents the future payment schedule for the agreements in force, representing the estimated disbursements (nominal values) in the signed agreements. These nominal balances differ from those shown in the books since, in the case of the latter, the amounts are shown at present value:

	LT Amazonas	Sale of towers and leaseback	Other	Leases – Network infrastructure	Leases - Shops & kiosks & real estate	Leases - Land (Network)	Leases – Fiber	Total
Nominal values	510,090	2,962,680	127,782	10,177,315	2,727,107	4,051,655	2,017,627	22,574,256
2026	80,402	316,388	47,043	1,386,393	336,472	553,926	582,999	3,303,623
2027	64,641	307,188	31,919	1,353,724	317,652	510,368	548,607	3,134,099
2028	64,641	307,188	24,203	1,305,258	286,969	491,641	513,584	2,993,484
2029	64,641	307,188	14,350	1,198,114	252,704	449,504	314,115	2,600,616
2030	64,641	307,188	5,615	987,892	214,759	382,304	58,322	2,020,721
≥2031	171,124	1,417,540	4,652	3,945,934	1,318,551	1,663,912	-	8,521,713

Present value	322,409	1,630,795	108,588	6,086,081	1,533,853	2,470,403	1,612,739	13,764,868

i) LT Amazonas

In 2013, the Company executed agreements for the right to use the infrastructure of companies that operate electric power transmission lines in Northern Brazil (“LT Amazonas”). The terms of these agreements are for 20 years, counted from the date on which the assets are ready to operate. The contracts provide for monthly payments to the electric power transmission companies, restated annually at the IPCA.

The discount rate used to calculate the present value of the installments due is 14.44% per annum, considering the signing date of agreements with transmission companies.

ii) Sale and leaseback of Towers

The Company entered into two Sales Agreements with American Tower do Brasil Cessão de Infraestruturas Ltda. (“ATC”) in November 2014 and January 2015 for up to 6,481 telecommunications towers then owned by TIM Celular, for an amount of approximately R$ 3 billion, and a Master Lease Agreement (“MLA”) for part of the space on these towers for a period of 20 years from the date of transfer of each tower, under a sale and leaseback transaction, with a provision for monthly rental amounts depending on the type of tower (greenfield or rooftop). The sales agreements provided for the towers to be transferred in tranches to ATC, due to the need to meet certain conditions precedent.

In total, 5,873 towers were transferred, being 54, 336 and 5,483 in the years 2017, 2016 and 2015, respectively. This transaction totaled R$ 2,651,247, of which R$ 1,088,390 was booked as deferred revenue and will be amortized over the period of the contract (Note 22).

The discount rates used at the date of the transactions, ranging from 11.01% to 17.08% per annum, were determined based on observable market transactions that the Company (the lessee) would have to pay on a similar lease and/or loan.

(iii) Other

Besides the aforementioned lease agreements, the Company also has tower lease agreements that are part of the lease obligations under the agreement with tower companies.

The present value, principal and interest value on December 31, 2025 for the above contracts was estimated month-to-month, based on the average incremental rate of the Company’s loans of 15.32% (11.88% in 2024).

(iv) Other leases

It is substantially represented by lease transactions in transmission towers, land, stores, kiosks, and fiber in the scope of IFRS 16.

Low-value or short-term leases

The lease amounts considered low-value or short-term (less than 12 months) were recognized as rental expenses and totaled R$ 29,688 on December 31, 2025 (R$ 30,050 on December 31, 2024).